UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2009

HANSEN MEDICAL, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33151	14-1850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 404-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 16, 2009, Hansen Medical, Inc. (the “Company”) issued a press release announcing that it has filed with the Securities and Exchange Commission its amended Annual Report on Form 10-K/A for the year ended December 31, 2008, which includes a restatement of the financial statements for the year ended December 31, 2007 and December 31, 2008, and its amended Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2008, June 30, 2008, September 30, 2008, March 31, 2009 and June 30, 2009. A copy of the press release announcing the matters described above is attached as Exhibit 99.1 and incorporated herein by reference.

The Company also announced its fiscal 2009 third quarter financial results on November 16, 2009. A copy of the press release announcing these matters is attached as Exhibit 99.2 and incorporated herein by reference.

The information in this current report and in the accompanying exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this current report and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Hansen Medical, Inc, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Hansen Medical, Inc. on November 16, 2009, entitled “Hansen Medical Completes Financial Restatement.”

99.2	Press Release issued by Hansen Medical, Inc. on November 16, 2009, entitled “Hansen Medical Reports 2009 Third Quarter Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HANSEN MEDICAL, INC. (Registrant)

Date: November 16, 2009	/s/ STEVEN M. VAN DICK
Steven M. Van Dick Chief Financial Officer

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